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W. CHRIS WICKER,
Nevada State Bar No. 1037
MICHAEL W. KEANE
Nevada State Bar No. 7398
WOODBURN AND WEDGE
6100 Neil, Road, Suite 500
Post Office Box 2311
Reno, Nevada 89511
Telephone: (775) 688-3000
Facsimile: (775) 688-3088
Attorneys for Defendants and Counterclaimants


                          UNITED STATES DISTRICT COURT
                               DISTRICT OF NEVADA



OSPREY GOLD CORPORATION,                           Case No. CV-S-05-0133-RCJ-LRL
GORDON LELIEVER, BETTY NORTH,
DOUGLAS BUDDEN, AND
BOARDWALK CREATION, LTD.,                        MODIFIED PRELIMINARY INJUNCTION

                 Plaintiffs,

                  v.

GEORGES BENARROCH, LINDA KENT,
CREDIFINANCE SECURITIES LIMITED,
FINANCIERA HISPANO-SUISA, S.A.,
FINANCE RESEARCH AND DEVELOPMENT TRUST,
JEAN JACQUES TREYVAUD, AND GERARD SERFATI,


                 Defendants.

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GEORGES BENARROCH, LINDA KENT,
CREDIFINANCE SECURITIES LIMITED, AND
JEAN JACQUES TREYVAUD,


                  Counterclaimants,

v.

GORDON LELIEVER, BETTY NORTH,
DOUGLAS BUDDEN, AND
BOARDWALK CREATION, LTD.,

                  Counterdefendants.
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         On June 6, 2005 this Court conducted a Hearing in the above-entitled matter. Plaintiffs and Counterclaim Defendants, Gordon Leliever, Betty North, Doug Budden, Boardwalk Creation, Ltd. (collectively "Plaintiffs") and Osprey Gold Corporation ("Osprey") were represented by Kelly A. Evans of Snell & Wilmer LLP and Defendants and Counterclaimants, Georges Benarroach, Linda Kent, Jean Jacques Treyvaud, and Credifinance Securities Ltd. ("Defendants") were represented by W. Chris Wicker and Michael W. Keane of Woodburn and Wedge.

         The Court having heard argument of counsel and having considered the pleadings and documents on file in this matter and the evidence before the Court, finds as follows:

         1. On May 26, 2005 a hearing was held before the NASD Board of Governors. As a result of the May 26th hearing, it was determined that Osprey's stock was not eligible for quotation on the OTC Bulletin Board. The delisting was caused by Plaintiffs' failure to make the necessary SEC filings as expressly required by the Preliminary Injunction, entered February 25, 2005, docket #28 ("Preliminary Injunction"). The delisting was effective with the open of business on June 6, 2005. The Court has provided Plaintiffs an opportunity to protect the interests of Osprey shareholders, which they have failed to do. Plaintiffs have also violated the


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requirements of the Preliminary Injunction entered upon Plaintiffs' request.

         2. Defendants will suffer irreparable injury if Plaintiffs are allowed to continue in control of Osprey's assets, pursuant to the terms Preliminary Injunction;

         3. The balance of harms favors modifying the Preliminary Injunction;

         IT IS HEREBY ORDERED that the Preliminary Injunction, entered herein on February 25, 2005 superceded by the following Order:

         1. Effective as of June 6, 2005, Gordon Leliever, Betty North, Doug Budden, and Boardwalk Creation, Ltd. and their officers, agents, servants, employees, and attorneys and those persons in active concert or participation with those who received actual notice of this order by personal service or otherwise ("Plaintiffs") have no authority to act on behalf of Osprey or to hold themselves out as officers, directors, agents, representatives, or associates of Osprey. All authority and control granted to Plaintiffs by the Preliminary Injunction or by operation of law is immediately revoked and terminated;

         2. Plaintiffs are enjoined from taking any action or purporting to take any action whatsoever on behalf of Osprey or making representations on behalf of Osprey, including but not limited to: making press releases or other statements, conducting any board of directors or shareholders meetings, filing any papers, forms, or proxy statements with the SEC, soliciting or contacting Osprey shareholders, except as allowed by Nevada law in relation to any shareholders meeting or proxy and excluding parties to this actions and their relatives, disseminating information regarding this lawsuit, issuing Osprey stock, interfering with Osprey's operations, interfering with Osprey's contractual or business relations, interfering with any dealings regarding the Osprey website, and contacting or making representations to Osprey's vendors, suppliers, contractors, consultants, geological engineers, geologists, assay agents, and all of Osprey's employees;


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         3. Plaintiffs are enjoined from selling or transferring any mining claims in the name of Osprey or Boardwalk Creations, Ltd. or in which Osprey has an ownership interest, equitable interest, claimed interest, or option interest, including the 14 Lingman Lake claims belonging to Osprey but currently in the name of Boardwalk Creation Ltd., and the 4 claims purchased from Cool Minerals Inc. Plaintiffs are further enjoined from selling or transferring any mining claim(s) not specifically referenced above, whether or not in the name of Osprey, except upon a minimum of 10 business days notice of the sale to Defendants. The Notice shall include Plaintiffs' sworn statement describing the ownership of the claim(s), an accounting of the consideration exchanged for said claim(s), and Plaintiffs statement that Osprey has no ownership interest, equitable interest, claimed interest, option interest, or any other claimed interest to the claim(s);

         4. Plaintiffs and Defendants are enjoined from selling, transferring, assigning, or otherwise disposing of Osprey stock, without prior approval of the Court;

         5. Plaintiffs shall immediately relinquish control and possession to Defendants of all Osprey's assets, financial documents, ledgers, books, minute books, corporate documents, checkbooks, deposit books, bank statements, trust account records, account statements, records, legal papers (to the extent not privileged), assay reports, core logs, core samples, geological samples, geological reports, equipment, vehicles, computers, the Osprey Gold mining camp, located at 303 Sultan Road, Gogama, Ontario, P0M1W0, the Osprey corporate office, located at 210 Broadway, Orangeville, Ontario, L9W1K3, the Osprey website, www.ospreygold.com, and any other Osprey facilities, whether or not the aforementioned is in the control or possession of Plaintiffs or third parties, including Plaintiffs attorneys, employees, agents, and financial consultants. Plaintiffs shall immediately produce a "privilege log" for any documents or communications referenced above which Plaintiffs allege are privileged;


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         6. Plaintiffs shall immediately produce to Defendants and relinquish control of all Osprey's financial documents, ledgers, books, records, legal papers (to the extent not privileged), passwords, access codes, and keys, including but not limited to all documents and financial statements regarding Osprey in the control and possession of Steven Diamond (bookkeeper for Osprey) Mark Perry (counsel for Osprey), and Malone & Bailey, PC (SEC approved auditors retained by Osprey). Plaintiffs shall immediately produce a "privilege log" for any documents or communications referenced above which Plaintiffs allege are privileged;

         7. Plaintiffs shall yield prosecution of any action against Lucien Cool or Cool Minerals Inc. to recover the four mining claims belonging to Osprey but currently in the name of Cool Minerals Inc., including executing any necessary documents. Plaintiffs shall immediately produce to Defendants all documents regarding the administrative action against Mr. Cool and Cool Minerals Inc. in connection with the above-mentioned claims;

         8. Plaintiffs shall produce an accounting of all funds received by Plaintiffs in the name of or on behalf of Osprey since November 1, 2004, including but not limited to an accounting of the $67,500 loan allegedly received from John Leliever;

         9. The bond or other security posted by Plaintiffs and on deposit with the Court shall remain with the Court and subject to Defendants claims;

         10. Only Defendants are entitled to receive mail addressed to or intended for Osprey. Effective immediately all mail addressed to or intended for Osprey shall be delivered only to Defendants. Plaintiffs shall immediately execute a copy of a Mail Agreement acceptable to the Canada Post Corporation, to allow Osprey's mail to be delivered to Defendants.

         11. As of the Court's ruling on June 6, 2005 at 1 p.m. Pacific Time, only Defendants are entitled to receive, review, and access correspondences sent to Osprey email accounts,

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including but not limited to the following Osprey email accounts:
gleliever@ospreygold.com, bnorth@ospreygold.com, dbudden@ospreygold.com, and info@ospreygold.com. Plaintiffs shall reasonably attempt to facilitate Defendants' acquisition of control of the email accounts, including instructing all service providers to immediately cause all Osprey email accounts to be forwarded to Defendants. Plaintiffs have no right to receive, review, or access any correspondences sent to any Osprey email account after 1 p.m., Pacific Time, on June 6, 2005, except that Defendants shall forward to Plaintiffs any email received that Defendants determine is intended as a personal correspondence to any of the individual Plaintiffs, which does not relate to Osprey, Osprey's operations or to this litigation.

         Plaintiffs shall be entitled to review, for privilege, all correspondences sent to any Osprey email account, including but not limited to gleliever@ospreygold.com, bnorth@ospreygold.com, dbudden@ospreygold.com, prior to 1 p.m. Pacific Time on June 6, 2005. All such correspondences shall be immediately delivered to Plaintiffs' counsel who shall retain and preserve all the correspondences pending a final resolution of the matter. Plaintiffs through their counsel shall produce to Defendants, all correspondences not subject to a claim of privilege along with a privilege log for each correspondence not produced, within 3 business days of being given access to the Osprey email accounts;

         12. Defendants are granted exclusive authority and are authorized to control, operate, and act on behalf of Osprey, as set forth herein. Defendants are entitled to exclusive possession and control of all assets, records, books, ledgers, financial records, documents, correspondences (to the extent not privileged), accounts, computers, vehicles, equipment, mines, mining claims, buildings, facilities, websites, email accounts, and any other assets, documents or property whether tangible or intangible belonging to or in Osprey's name and if Plaintiffs claim an interest in any property located in an Osprey facility or currently used by


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Osprey, Plaintiffs are prohibited from removing or taking possession of such property and are required to immediately return it to Defendants, until the proper disposition of the property can be determined;

         13. Defendants are granted exclusive authority and are authorized to make SEC filings on behalf of Osprey and to attempt to remedy Osprey's delinquent SEC filings and regain Osprey's listing status, including hiring professionals to complete the necessary financial audits and SEC filings;

         14. Defendants are granted exclusive authority for and are authorized to make statements on behalf of Osprey, including but not limited to, press releases, website statements, and other public statements;

         15. Defendants are granted exclusive authority and are authorized to notice and conduct board of directors meetings and shareholder meetings and to take such action by consent as allowed by Nevada law and the bylaws of the company, including taking the appropriate action to confirm, approve, add, or remove directors and officers of Osprey. Defendants are prohibited, until further order of the Court, from soliciting or initiating a reverse stock split;

         16. Defendants are enjoined from issuing shares of Osprey stock without prior Court approval. Defendants however are authorized to negotiate on behalf of Osprey and to enter into binding agreements on behalf of Osprey, including but not limited to loan and financing agreements, which include options on Osprey stock or agreements to issue stock, except that no stock shall issue without Court approval. Defendants shall only be entitled to sell and transfer primary assets of Osprey without notice to Plaintiffs and without prior court approval if the asset is commercially reasonably valued at less than $10,000 or it is a sale or transfer of a substantial asset the in the normal course of business;


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         17. Defendants shall post a bond or other security in the amount of
$10,000 with the Court. The Court specifically finds that the circumstances relating to Plaintiffs' control of Osprey and Defendants' control of Osprey are different with regards to an appropriate bond and the bond amount required of Defendants is an appropriate amount to protect Plaintiffs from harm, if any, that may be incurred;

         18. Defendants will provide reasonable disclosures to Plaintiffs including the minutes of any board of directors meetings and copies of the periodic financial reports, as prepared by Defendants. Plaintiffs have no right to attend board of directors meetings. Although only the Defendants are authorized to make SEC filings under the terms of the Preliminary Injunction, Defendants shall provide Plaintiffs prior to filing with the SEC, a copy of any documents filed with the SEC;

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         19. Plaintiffs shall personally appear before this Court on June 27,
2005 at 11 a.m. and show cause why their complaint should not be dismissed, if they fail to retain substitute counsel.

DATED this ___ day of _______________, 2005.


                                                    ----------------------------
                                                       District Court Judge




Dated:  June __, 2005                       Reviewed and Approved as to Form,

                                            SNELL & WILMER


                                            By:
                                                --------------------------------
                                                Kelly A. Evans
                                                Richard C. Gordon
                                                Attorneys for Plaintiffs and
                                                Counterdefendants





Dated:  June __, 2005                         Respectfully submitted,

                                              WOODBURN AND WEDGE


                                            By:
                                                --------------------------------
                                                W. Chris Wicker
                                                Michael W. Keane
                                                Attorneys for Defendants and
                                                Counterclaimants


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